UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2021

TREEHOUSE FOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Commission File Number: 001-32504

Delaware	20-2311383
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

2021 Spring Road, Suite 600
Oak Brook, IL 60523
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	THS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition
On November 8, 2021, TreeHouse Foods, Inc. (NYSE: THS) issued a press release announcing its financial and operating results for the fiscal quarter ended September 30, 2021 and providing information relating to its previously announced webcast being held to discuss such results. A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On November 8, 2021, TreeHouse Foods, Inc. announced that its Board of Directors approved a plan to explore strategic alternatives, including a possible sale of the Company or the divestiture of a significant portion of its Meal Preparation business. A copy of this press release is furnished as Exhibit 99.2 to this report.
The information in this Form 8-K under Item 2.02, Item 7.01, Exhibit 99.1, and Exhibit 99.2 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 9.01. Financial Statements and Exhibits
(d)Exhibits:

Exhibit Number	Exhibit Description

99.1	Press Release dated November 8, 2021 announcing financial results for the fiscal quarter ended September 30, 2021
99.2	Press Release dated November 8, 2021 announcing exploration of strategic alternatives to maximize value
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.

Date:	November 8, 2021	By:	/s/ Kristy N. Waterman
Kristy N. Waterman

Executive Vice President, General Counsel and Corporate Secretary